UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

EDISON INTERNATIONAL

(Exact name of registrant as specified in its charter)

California	001-9936	95-4137452
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 976)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

(626) 302-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders

On March 9, 2021, Edison International closed the public offering of 1,250,000 shares of its 5.375% Fixed-Rate Reset Cumulative Perpetual Preferred Stock, Series A, liquidation value of $1,000 per share (the “Series A Preferred Stock”). Under the terms of the Series A Preferred Stock and subject to certain exceptions, Edison International may not declare or pay dividends on, and it and its subsidiaries may not purchase, redeem or otherwise acquire for consideration, shares of Edison International’s common stock or any class or series of capital stock of Edison International that rank junior to the Series A Preferred Stock, unless Edison International has declared and paid (or a sum sufficient for the payment therefor has been set aside) the cumulative dividends on the Series A Preferred Stock for all preceding dividend periods. The terms of the Series A Preferred Stock, including such restrictions, are more fully described in, and this description is qualified in its entirety by reference to, the Certificate of Determination (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Edison International amended its articles of incorporation to create the Series A Preferred Stock by filing its Series A Preferred Stock Certificate of Determination with the Secretary of State of the State of California on March 3, 2021 (the “Certificate of Determination”). The Series A Preferred Stock has the terms set forth in the Certificate of Determination, a copy of which (including the form of certificate evidencing the shares of the Series A Preferred Stock) is incorporated by reference as an exhibit to this report and is incorporated in this Item 5.03 by reference.

Item 8.01	Other Events

On March 9, 2021, Edison International closed a public offering and sale of its Series A Preferred Stock pursuant to an underwriting agreement, dated March 2, 2021 with Wells Fargo Securities, LLC; BofA Securities, Inc.; J.P. Morgan Securities LLC; and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”). The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto. Such exhibit is incorporated herein by reference. Also, in connection with the issuance and sale of the Series A Preferred Stock, Edison International is filing a legal opinion regarding the validity of the Series A Preferred Stock as Exhibit 5.1 to this Form 8-K for the purpose of incorporating such opinion into the Edison International’s Registration Statement on Form S-3, as amended, No. 333-231121.

The offering is more fully described in the prospectus dated March 2, 2021 and filed with the Securities and Exchange Commission on March 3, 2021.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

See the Exhibit Index below.

Exhibit No.	Description

1.1	Underwriting Agreement between Edison International and the Underwriters named therein dated as of March 2, 2021

3.1	Certificate of Determination of Preferences for the Series A Preferred Stock including the Form of Series A Preferred Stock Certificate

4.1	Form of Certificate representing Series A Preferred Stock (included as Exhibit A to Certificate of Determination filed as Exhibit 3.1 hereto)

5.1	Opinion of Michael A. Henry (including the consent of such counsel)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: March 9, 2021